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                                                                    Exhibit 10.3


                      REAFFIRMATION AND AMENDMENT AGREEMENT

         This REAFFIRMATION AND AMENDMENT AGREEMENT (this "REAFFIRMATION"), is entered into as of August 3, 2001, by and among VIASOURCE COMMUNICATIONS, INC., a New Jersey corporation (the "BORROWER"), the SUBSIDIARIES SIGNATORY HERETO (the "GUARANTORS"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its individual capacity ("GECC") pursuant to the Original Credit Agreement and the First Amended Credit Agreement (both as defined below), and in its capacity as agent (the "AGENT") for the Lender Group (as defined in the Second Amended Credit Agreement, defined below). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Second Amended Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Borrower and GECC are parties to that certain Credit Agreement dated as of September 7, 1999, as amended by that certain Amendment No. 1 dated as of December 22, 1999 (as so amended, the "ORIGINAL CREDIT AGREEMENT") and the Loan Documents (as defined therein) related thereto; and

                  WHEREAS, the Original Credit Agreement was amended and restated by that certain Amended and Restated Credit Agreement dated as of March 10, 2000 (as amended restated, supplemented or otherwise modified from time to time prior to the date hereof, the "FIRST AMENDED CREDIT AGREEMENT") and the Loan Documents (as defined therein) related thereto; and

                  WHEREAS, the First Amended Credit Agreement has been amended and restated pursuant to that certain Second Amended and Restated Credit Agreement of even date herewith by and among Borrower, the lenders signatory thereto, and the Agent (the "SECOND AMENDED CREDIT AGREEMENT"); and

                  WHEREAS, to secure the respective Obligations of the Borrower to GECC under the Original Credit Agreement and the First Amended Credit Agreement, GECC required the Borrower and the Guarantors to execute and deliver the Loan Documents set forth below:

                  1. that certain Borrower Security Agreement dated as of September 7, 1999 executed and delivered by Borrower in favor of GECC, as amended by that certain Amendment No. 1 to Borrower Security Agreement dated as of March 10, 2000, as further amended and restated by that certain Amended and Restated Borrower Security Agreement dated as of July 5, 2001 (as may be amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"); and

                  2. that certain Pledge Agreement dated as of September 7, 1999 executed and delivered by Borrower in favor of GECC, as amended by that certain Borrower Pledge Agreement dated as of July 5, 2001 (as may be amended,



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                           restated, supplemented or otherwise modified from
                           time to time, the "BORROWER PLEDGE AGREEMENT"); and

                  3. that certain Pledge Agreement dated as of September 7, 1999 executed and delivered by Holdings in favor of GECC, as amended by that certain Amendment No. 1 to Pledge Agreement dated as of March 10, 2000, as further amended and restated by that certain Amended and Restated Pledge Agreement dated as of July 5, 2001 (as may be amended, restated, supplemented or otherwise modified from time to time, the "HOLDINGS PLEDGE"); and

                  4. that certain Subsidiary Guaranty dated as of September 7, 1999 executed and delivered by the Subsidiaries signatory thereto in favor of GECC, as ratified and confirmed by that certain Confirmation of Guaranty dated as of March 10, 2000, and that certain Holdings Guaranty dated as of September 7, 1999 executed and delivered by Holdings in favor of GECC, all as further amended and restated by that certain Amended and Restated Subsidiary Guaranty dated as of July 5, 2001 (as may be further amended, restated, supplemented or otherwise modified from time to time, collectively the "SUBSIDIARY GUARANTEE"); and

                  5. that certain Subsidiary Security Agreement dated as of September 7, 1999 executed and delivered by the Subsidiaries signatory thereto in favor of GECC, as amended by that certain Amendment No. 1 to Subsidiary Security Agreement, as further amended and restated by that certain Amended and Restated Subsidiary Security Agreement dated as of July 5, 2001 (as may be amended, restated, supplemented or otherwise modified from time to time, the "SUBSIDIARY SECURITY AGREEMENT"); and

                  6. that certain Pledge Agreement dated as of September 7, 1999 executed and delivered by Communications Resources Incorporated in favor of GECC, as amended by that certain Amendment No. 1 to Pledge Agreement dated as of March 10, 2000, as further amended and restated by that certain Amended and Restated Pledge Agreement dated as of July 5, 2001 (as may be amended, restated, supplemented or otherwise modified from time to time, the "CRI PLEDGE"); and

                  7. those certain Mortgages and/or deeds of trust for the parcels of real property and improvements located at 37 Sycolin Road, SE, Leesburg, Loudoun County, Virginia, and 8420 Zug Road, Bowie, Maryland, which have been or will be executed, delivered and recorded in favor of GECC, by Excalibur Cable Communications, Ltd. (as recorded on the date hereof or hereafter, the "MORTGAGES").





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                  WHEREAS, as a condition precedent to the effectiveness of the
Second Amended Credit Agreement, the Agent and the Lender Group have required that the parties hereto execute and deliver this Reaffirmation.

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Agent and the Lender Group to enter into the Second Amended Credit Agreement, the parties hereto hereby agree as follows:

         1. RATIFICATION OF SECURITY DOCUMENTS. The Borrower and each Guarantor hereby reaffirms, ratifies and confirms each of its respective payment and performance obligations under the Security Agreement, the Borrower Pledge Agreement, the Holdings Pledge, the Subsidiary Guarantee, the Subsidiary Security Agreement, the CRI Pledge, and the Mortgages, together with any other documents or instruments executed or delivered in connection therewith (collectively, the "SECURITY DOCUMENTS").

         2. REFERENCES IN SECURITY DOCUMENTS. The parties hereto agree that, on the Closing Date, the following shall be deemed to occur automatically, without further action by any party:

                  a. each reference in any Security Document to the "Credit Agreement" shall include the Second Amended Credit Agreement; and

                  b. each reference in the Security Documents to the Obligations, Secured Obligations and Guaranteed Obligations (as applicable) shall be deemed to be a reference, or be deemed as defined to include, the Obligations of Borrower pursuant to the Second Amended Credit Agreement; and

                  c. to the extent required to give effect to the Second Amended Credit Agreement and the assignment of security interests from GECC in its individual capacity to GECC in its capacity as Agent pursuant to the Second Amended Credit Agreement, all references to "Lender" in the Security Documents shall be deemed to be a reference to the Agent or the Agent for the benefit of the Lender Group, as applicable, unless the context clearly requires otherwise.

         3. ACKNOWLEDGMENT AND CONSENT TO ASSIGNMENT. The parties hereto acknowledge and agree that this Reaffirmation has been entered into, among other things, to assign the rights and obligations of GECC, in its individual capacity as "Lender" pursuant to the Original Credit Agreement and the First Amended Credit Agreement to the Agent, in its capacity as "Agent" for the benefit of the Lender Group pursuant to the Second Amended Credit Agreement, and is not intended to be a novation or discharge of, and shall not be a novation or discharge of, any obligation of the Borrower or any Guarantor under the Original Credit Agreement, the First Amended Credit Agreement and the Second Amended Credit Agreement, the Security Documents, or any other Loan Document. Accordingly the Borrower and each Guarantor agree that the Liens granted to GECC in its individual capacity pursuant to the Original Credit Agreement and the First Amended Credit Agreement, the Security Documents and the other Loan Documents, as appropriate, shall be assigned to the Agent for the benefit of the Lender




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Group pursuant to, and on the terms and conditions contained in, the Second
Amended Credit Agreement, including, without limitation, SECTION 2.1(a) of the Second Amended Credit Agreement, and shall remain outstanding and in full force and effect, without interruption or impairment of any kind, in accordance with the terms of such document, and such Liens shall continue to secure the respective Obligations, Secured Obligations, or Guaranteed Obligations, as the case may be (as those terms are defined in the Second Amended Credit Agreement and the Security Documents) in favor of the Agent for the benefit of the Lender Group.

         4. SECURITY DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT. The Security Documents shall remain extant and in full force and effect following the execution and delivery of this Reaffirmation and the execution and delivery of the Second Amended Credit Agreement and the other documents, instruments and certificates executed and delivered in connection therewith.

         5. NO OTHER MODIFICATION OR WAIVER. Notwithstanding anything herein to the contrary, the execution, delivery and effectiveness of this Reaffirmation shall not, except as expressly provided above, modify the Security Documents or operate as a waiver of any right, power or remedy of the Agent or any member of the Lender Group, including GECC in its individual capacity, under the Security Documents, nor constitute a waiver of any provision of the Second Amended Credit Agreement or any of the other Loan Documents executed in connection therewith.

         6. GOVERNING LAW. THIS REAFFIRMATION AND THE TRANSACTIONS EVIDENCED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         7. COUNTERPARTS. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Reaffirmation in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         8. LOAN DOCUMENT. This Reaffirmation shall be deemed to be a Loan Document for all purposes.


                  [Remainder of page intentionally left blank.]





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         IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be duly executed and delivered as of the date first above written.

BORROWER:                              VIASOURCE COMMUNICATIONS, INC.
                                       (f/k/a The RTK Group, Inc.)


                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President




GUARANTORS:                            VIASOURCE HOLDINGS, INC.



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President





                                       QUEENS CABLE CONTRACTORS, INC.



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President




                                       RTK CORPORATION



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                                       COMMUNICATION RESOURCES
                                       INCORPORATED



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                            REAFFIRMATION AGREEMENT
                                SIGNATURE PAGE 1

                                       CRI CHERRY HILL, INC.



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                                       TELECRAFTER ACQUISITION CORP.



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                                       PC NETWORK SOLUTIONS, INC. (f/k/a
                                       Viasource Northeast, Inc.)



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                                       EXCALIBUR CABLE COMMUNICATIONS, LTD.
                                       (f/k/a EX Acquisition, Inc.)



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                                       TELECORE, INC. (f/k/a TC Acquisition,
                                       Inc.)



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                            REAFFIRMATION AGREEMENT
                                SIGNATURE PAGE 2



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                                       WIRELESS & CABLE COMMUNICATIONS
                                       GROUP, INC.



                                       By:  /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                                       DSC ACQUISITION, INC.



                                       By: /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



                                       SCC ACQUISITION, INC.



                                       By: /s/ Craig A. Russey
                                           -------------------------------------
                                       Name:  Craig A. Russey
                                       Its: President



GECC:                                  GENERAL ELECTRIC CAPITAL
                                       CORPORATION, in its individual capacity



                                       By: /S/ Stephen Hipp
                                           -------------------------------------
                                       Name:   Stephen Hipp
                                            ------------------------------------
                                       Its:   Duly Authorized Signatory



AGENT:                                 GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent



                                       By: /s/ Stephen Hipp
                                           -------------------------------------
                                       Name:   Stephen Hipp
                                            ------------------------------------
                                       Its:   Duly Authorized Signatory





                            REAFFIRMATION AGREEMENT
                                SIGNATURE PAGE 3